UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)  December 14, 2006
                                                         -----------------------

                                Ciena Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-21969                                 23-2725311
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         (Commission File Number)              (IRS Employer Identification No.)


     1201 Winterson Road, Linthicum, MD                          21090
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (410) 865-8500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 14, 2006, Ciena Corporation issued a press release announcing its financial results for its fourth fiscal quarter and fiscal year ended October 31, 2006. The text of the press release is furnished as Exhibit 99.1 to this Report. The information in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

   (c) The following exhibit is being filed herewith:

       Exhibit Number        Description of Document
       --------------        -----------------------

       Exhibit 99.1 Text of Press Release dated December 14, 2006, issued by Ciena Corporation, reporting its results of operations for its fourth fiscal quarter and fiscal year ended October 31, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Ciena Corporation


Date: December 14, 2006               By: /s/ Russell B. Stevenson, Jr.
                                          --------------------------------------
                                          Russell B. Stevenson, Jr.
                                          Senior Vice President, General Counsel
                                          and Secretary